UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 20, 2006
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in Its Charter; State of
Commission File	Incorporation; Address of Principal Executive Offices; and	IRS Employer
Number	Telephone Number	Identification Number

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On December 20, 2006, the Illinois Commerce Commission (ICC) approved a rate stabilization program for Commonwealth Edison Company (ComEd) that allows residential customers to phase in over a number of years rate increases initially scheduled to take effect on January 2, 2007, as well as a real-time pricing program for ComEd that allows residential customers access to hourly electricity pricing.
Additionally, on December 20, 2006, the ICC issued its written Order in the rehearing of ComEd’s delivery service rate case. On July 26, 2006, the ICC approved a rate increase of $8.3 million. In its rehearing order the ICC approved an additional increase of $74.3 million for a total increase of $82.6 million. As previously disclosed, ComEd believed the intent of the July 26, 2006 Rate Order was to allow ComEd recovery of its previously incurred severance costs of $158 million through its administrative and general (A&G) expenses; however, ComEd requested clarification from the ICC during the rehearing related to the amount of A&G expenses. The December 20, 2006 Order clarified the recovery of these previously incurred severance costs; as such, ComEd anticipates recording a regulatory asset of $158 million in the fourth quarter of 2006 to reflect this clarification. The impact of recording this asset will not be included in Exelon Corporation’s (Exelon) adjusted (non-GAAP) operating earnings for 2006.
ComEd issued a press release on December 20, 2006 concerning the above actions taken by the ICC. A copy of ComEd’s press release is attached as Exhibit 99.1. The ICC Order regarding ComEd’s delivery service rate case is available on the ICC’s website, http://www.icc.illinois.gov/e-Docket. The Docket Number is 05-0597.
On December 21, 2006, the Illinois Attorney General filed a motion in the Illinois Appellate Court to stay scheduled increases in rates related to energy procurement during the pendency of her appeal. ComEd will object to this motion.
* * * * *
This combined Form 8-K is being filed separately by ComEd and Exelon (together, the Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) Exelon’s 2005 Annual Report on Form 10-K—ITEM 1A Risk Factors, (b) Exelon’s 2005 Annual Report on Form 10-K—ITEM 8 Financial Statements and Supplementary Data: ComEd—Note 17 and Exelon—Note 20 and (c) other factors discussed in filings with the SEC by ComEd and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither ComEd nor Exelon undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	ComEd Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald

Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer

EXELON CORPORATION

/s/ John F. Young

John F. Young
Executive Vice President, Finance and Markets, and
Chief Financial Officer
Exelon Corporation
December 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	ComEd Press Release